HERITAGE CAPITAL APPRECIATION TRUST
HERITAGE GROWTH AND INCOME TRUST
HERITAGE SERIES TRUST

(THE “TRUSTS”)

SUPPLEMENT DATED OCTOBER 1, 2008
TO THE PROSPECTUS DATED MARCH 1, 2008

Effective November 1, 2008, Heritage Asset Management, Inc. (“Heritage”) will, as part of a corporate reorganization (“the Reorganization”), transfer the advisory and administrative services agreements with the Trusts to its affiliate, Eagle Asset Management, Inc. (“Eagle”). Eagle, located at 880 Carillon Parkway, St. Petersburg, Florida 33716, will serve as the investment adviser and administrator for each Trust and fund. Eagle and Heritage are wholly owned subsidiaries of Raymond James Financial, Inc. Each Trust and fund will be renamed as indicated below. Except for the Small Cap Stock Fund as discussed below, there are no changes to the portfolio management or other operations of the funds.

Manager. As a result of the Reorganization, the first paragraph of the “Manager” section of the prospectus should be replaced in its entirety with the following:

“Eagle Asset Management, Inc. (“Eagle”) located at 880 Carillon Parkway, St. Petersburg, Florida 33716, serves as investment adviser and administrator for each fund. Eagle manages, supervises and conducts the business and administrative affairs of these funds and other Eagle mutual funds. Eagle is a wholly owned subsidiary of Raymond James Financial, Inc. (“RJF”) which, together with its subsidiaries, provides a wide range of financial services to retail and institutional clients. As of June 30, 2008, Eagle had approximately $13.5 billion of assets under management. The basis for the approval of each Investment Advisory contract will be contained in the annual report for the period ending October 31, 2008. The table shown in the Manager section of the prospectus contains the effective investment advisory fee rate for the last fiscal year for each fund, which takes into account fee waivers, fee recovery and breakpoints, as applicable. For funds that have breakpoints in their fee rate, the advisory fee rate for funds may decline as assets increase.”

As the adviser, Eagle will no longer serve as a subadviser to the funds. As such, the paragraph labeled “Eagle Asset Management, Inc.” in the “Subadvisers” section should be deleted. Other than for the Small Cap Stock Fund as discussed below, the portfolio managers for each fund will remain unchanged and continue to be responsible for the day-to-day management of the investment portfolios.

Distributor. References to Heritage with respect to the management of the funds should be replaced with Eagle. Further, Heritage Fund Distributors, Inc., the funds’ Distributor, will be renamed Eagle Fund Distributors, Inc. and will be a wholly owned subsidiary of Eagle. All references to the Distributor refer to Eagle Fund Distributors, Inc.

Transfer Agent. Heritage will be re-named Eagle Fund Services, Inc. (“EFS”) and remain as the transfer agent and fund accountant for the funds. References to Heritage in the “Your Investment” portion of the prospectus should be replaced with EFS. Further, correspondence referenced in that section should be addressed to EFS.

References to the funds’ website, HeritageFunds.com, should be replaced with eagleasset.com.

Trust and Fund Names. Effective October 31, 2008, the Trusts and each fund will change their names. All references to the funds should be replaced as shown below. Additionally, all references to Heritage Mutual Funds or Heritage Family of Funds should be replaced with Eagle Mutual Funds or Eagle Family of Funds.

Old name	New name
Heritage Capital Appreciation Trust	Eagle Capital Appreciation Fund
Heritage Growth & Income Trust	Eagle Growth & Income Fund
Heritage Series Trust	Eagle Series Trust
- Core Equity Fund	- Eagle Large Cap Core Fund
- Diversified Growth Fund	- Eagle Mid Cap Growth Fund
- International Equity Fund	- Eagle International Equity Fund
- Mid Cap Stock Fund	- Eagle Mid Cap Stock Fund
- Small Cap Stock Fund	- Eagle Small Cap Growth Fund

Small Cap Stock Fund. Effective October 31, 2008, the fund will change its name to the Eagle Small Cap Growth Fund. All references to the Small Cap Stock Fund should be replaced with Small Cap Growth Fund. As such, the first four paragraphs of the Principal Investment Strategies section of the prospectus should be replaced in their entirety with the following:

“The Small Cap Growth Fund seeks to achieve its objective by investing at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the stocks of small-capitalization companies. This policy will not be changed without 60 calendar days advance notice to shareholders. Small-cap companies are those that, at time of purchase, have a market capitalization equal to or less than the largest company in the Russell 2000® Growth Index during the most recent 12-month period (approximately $3.6 billion as of July 31, 2008). The Russell 2000® Growth Index is an unmanaged index comprised of Russell 2000® companies with higher price-to-book ratios and higher forecasted growth values.

When making its investment decisions, the portfolio manager generally focuses on investing in the securities of companies that the portfolio manager believes have accelerating earnings growth rates, reasonable valuations (typically with a price-to-earnings ratio of no more than the earnings growth rate), strong management that participates in the ownership of the company, reasonable debt levels and/or a high or expanding return on equity. The portfolio manager utilizes a “bottom-up” approach to identifying the companies in which it invests and performs proprietary investment research. A bottom-up method of analysis de-emphasizes the significance of economic and market cycles. The primary focus is of the individual companies rather than the industry in which that company operates or the economy as a whole.”

Further, effective November 1, 2008, all of the fund’s assets will be allocated to Eagle. While Eagle Boston Investment Management, Inc. (“EBIM”) will remain a subadviser to the fund, no assets will be allocated to EBIM. All investment decisions will be made by Eagle. As a result of the reallocation, the fund may experience higher than normal portfolio turnover and trading costs.

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INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH
THE PROSPECTUS FOR FUTURE REFERENCE